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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 16, 2005


                             Trans-Industries, Inc.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                       0-4539                   13-2598139
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(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)               File Number)            Identification No.)


       1780 Opdyke Court, Auburn Hills, MI                          48326
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    (Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code          248-364-0400
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                                       N/A
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         (Former Name or Former Address, if Changed Since Last Report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))






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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

         Dales S. Coenen, Chairman of the Board and Chief Executive Officer of Trans-Industries, Inc. announced his retirement and resigned from those positions effective March 16, 2005. He will continue to serve as a member of the Board of Directors.

         Mr. Coenen was primarily responsible for starting, organizing, and then growing Trans-Industries, Inc. In 1967, he incorporated Trans-Industries, Inc. for the purpose of acquiring Transign, Inc. Over the next four decades, Mr. Coenen has presided over the growth and profitability of the company. Additionally, he has been instrumental in reorganizing the company to cope with the challenges of the last four years.

         The Board of Directors and the employees of Trans-Industries, Inc. extend their best wishes for the future and thank him for the 38 years of leadership.

         The Board of Directors appointed Richard A. Solon, current President and Chief Operating Officer, as Mr. Coenen's successor. Mr. Solon assumed the additional positions of Chairman of the Board and Chief Executive Officer effective immediately upon Mr. Coenen's retirement and resignation effective March 16, 2005.






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TRANS-INDUSTRIES, INC.

Date   March 22, 2005                     By /s/ Kai Kosanke
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                                             Kai Kosanke
                                             Chief Financial Officer












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